UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 19, 2006
Stonepath Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16105	65-0867684
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2200 Alaskan Way, Suite 200 Seattle, Washington	98121
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s telephone number, including area code: (206) 336-5400
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03 Creation of a Direct Financial Obligation.
On October 19, 2006, Stonepath Group, Inc. (“Stonepath”) entered into an understanding regarding its outstanding credit facility with its lender, Laurus Master Fund, Ltd. (“Laurus”), wherein Laurus agreed to make a loan to Stonepath in excess of the current amounts available under the Security Agreement dated August 31, 2005 (the “Overadvance”). The Overadvance is in the amount of up to $1,250,000 bearing interest at the rate provided for in the Security Agreement of 2% per month of the amount of the Overadvance, and is available to Stonepath until December 18, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

STONEPATH GROUP, INC.
Date: October 25, 2006	By:	/s/ Robert T. Christensen
		Name:	Robert T. Christensen
		Title:	Chief Financial Officer

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